Accounts Payable	12 Months Ended
Jun. 30, 2025
Accounts Payable [Abstract]
ACCOUNTS PAYABLE

NOTE 12 — ACCOUNTS PAYABLE

The Company’s AP primarily include balance due to suppliers for purchase of electronic components products. The June 30, 2024 accounts payable balance has been fully settled. As of September 30, 2025, approximately $4.0 million of the balance of accounts payable as of June 30, 2025 has been settled.

The following table summarizes the Company’s outstanding accounts payable and subsequent settlement by aging bucket:

	Balance as of June 30, 2025	Subsequent settlement	% of collection
Accounts payable aged less than 6 months	$4,278,634	$3,956,497	92.5%
Total accounts payable	$4,278,634	$3,956,497	92.5%

	Balance as of June 30, 2024	Subsequent settlement	% of collection
Accounts payable aged less than 6 months	$5,263,945	$5,263,945	100.0%
Total accounts payable	$5,263,945	$5,263,945	100.0%